SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



 Date of Report (date of earliest event reported): June 11, 2003 (June 3, 2003)

                      Furniture Brands International, Inc.
               (Exact name of Registrant as specified in charter)


        Delaware                    I-91                     43-0337683
-------------------------       -------------           -----------------------
(State of Incorporation)         (Commission               (IRS Employer
                                 File Number)            Identification Number)




                101 South Hanley Road, St. Louis, Missouri 63105
                ------------------------------------------------
                    (Address of principal executive offices)




                                 (314) 863-1100
                                 --------------
                         (Registrant's telephone number)

Item 5. Other Matters

     On June 3, 2003, the Company announced that it expects second quarter diluted net earnings per common share to be in the $0.42 to $0.45 range. The Company is maintaining its expectation range of $2.00 to $2.05 per share on a diluted basis for the full year.

Item 7. Financial Statements and Exhibits

          (c)  Exhibit

               99   Press Release, dated June 3, 2003.

                                    SIGNATURE
                                    ---------




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                         Furniture Brands International, Inc.


                     By: /s/ Steven W. Alstadt
                        ---------------------------------------------
                             Steven W. Alstadt
                             Controller and Chief Accounting Officer





Dated: June 11, 2003